EX-99.B(d)


                      INTERIM INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, entered into as of this 21st day of September, between Pilgrim Baxter & Associates, Ltd. (the "Adviser") and The PBHG Funds, Inc. (the "Fund").

     WHEREAS, the Fund is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, the Adviser provides invest advisory services to all of the Portfolios of the Fund listed on Schedule A hereto (the "Portfolios") and with respect to certain Portfolios ("Sub-Advised Portfolios") provides investment advisory services using sub-advisers ("Sub-Advisers") (both the Sub-Advised Portfolios and the Sub-Advisers are listed on Schedule B hereto);

     WHEREAS, United Asset Management, Inc., is about to be acquired by an affiliate of Old Mutual, PLC in a transaction that will result in an assignment as that term is defined in the 1940 Act;

     WHEREAS, the Adviser's current investment advisory agreement (including the current investment sub-advisory agreements for the Sub-Advisers) (the "Prior Investment Advisory Agreement") with the Fund on behalf of the Portfolios will terminate upon their "assignment" as that term is defined under the 1940 Act, and the Adviser and the Sub-Advisers are willing to continue to furnish such services to the Portfolios under this interim investment advisory agreement (and related interim investment sub-advisory agreements) until a new investment advisory agreement and new investment sub-advisory agreements are approved by the directors of the Fund and the shareholders of the Portfolios as required by
Section 15 of the 1940 Act;

     WHEREAS, the Fund wishes to continue to retain the Adviser and the Sub-Advisers to render investment advisory services to the Fund and the Adviser and the Sub-Advisers are willing to furnish such services to the Portfolios and the Sub-Advised Portfolios;

     WHEREAS, the Fund, the Adviser and the Sub-Advisers desire to comply with the provisions of Rule 15a-4 including subsection (b) thereof under the 1940 Act; and

     WHEREAS, the directors of the Fund, including a majority of those directors who are not interested persons of the Fund, have found that the scope and quality of services to be provided



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to the Fund under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Investment Advisory Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. INVESTMENT ADVISORY DUTIES. Subject to the supervision of the Directors of the Fund, the Adviser will, (a) provide a program of continuous investment management for the Portfolios in accordance with the Portfolios' investment objectives, policies and limitations as stated in each Portfolio's Prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (b) make investment decisions for the Funds; and (c) place orders to purchase and sell securities for the Portfolios.

In performing its investment management services to the Portfolios hereunder, the Adviser will provide the Portfolios with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Portfolios will purchase, sell, enter into or use, and will prove an ongoing evaluation of the Portfolios' investments. The Adviser will determine what portion of the Portfolios' investments shall be invested in securities and other assets, and what portion, if any, should be held uninvested. The Adviser shall furnish to the Fund adequate (i) office space, which may be space within the offices of Adviser or in such other place as may be agreed upon from time to time and (ii) office furnishings, facilities and equipment as may be reasonably required for managing the corporate affairs and conducting the business of the Fund, including complying with the corporate reporting requirements of the various states in which the Fund does business, and conducting correspondence and other communications with the stockholders of the Fund. The Adviser shall employ or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services. Subject to the approval of the Fund's Board of Directors (including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act) and of the shareholders of the Fund, the Adviser may delegate to a sub-adviser some or all of its duties enumerated in Section 2 hereof. The Adviser shall continue to supervise the performance of any such sub-adviser and shall report regularly thereon to the Fund's Board of Directors. The Adviser further agrees that, in performing its duties hereunder, it will:

          (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

          (b) use reasonable efforts to manage each Portfolio so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

          (c) place orders pursuant to its investment determinations for each Portfolio directly with the issuer, or with any broker or dealer, in accordance with the applicable policies expressed in each Portfolio's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

          (d) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to each Portfolio's assets or contemplated investments. In addition, the Adviser will keep the Fund and the Directors informed of developments materially affecting each Portfolio's investments and shall, on the Adviser's own initiative, furnish to the Fund from time to time whatever information the Adviser believes appropriate for this purpose;

          (e) make available to the Fund, promptly upon its request, such copies of the Adviser's investment records and ledgers with respect to the Portfolios as may be required to assist the Fund in its compliance with applicable laws and regulations. The Adviser will furnish the Directors with such periodic and special reports regarding each Portfolio as they may reasonably request; and

          (f) immediately notify the Fund in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

     3. ADDITIONAL SERVICES. If the Fund so requests, the Adviser shall also maintain all internal bookkeeping, accounting and auditing services and records in connection with maintaining the Fund's financial books and records, and shall calculate each Portfolio's daily net asset value. For these services, each Portfolio shall pay to the Adviser a monthly fee, which shall be in addition to the fees payable pursuant to Section 5, to reimburse the Adviser for its costs, without profit, for performing such services.

     4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 4, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this Section 4. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses, auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's custodian, any sub-custodian, transfer agent, registrar, or dividend disbursing agent; payments to the Adviser for maintaining the Fund's financial books and records and calculating the daily net asset value pursuant to Section 3 hereof; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale, freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; costs of stockholders' meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Fund who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or directors of the Fund who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

     5. COMPENSATION. The compensation earned under this Agreement is set forth with respect to each Portfolio in Schedule A (attached hereto). Such compensation will be held in interest-bearing escrow accounts for each Portfolio with the Fund's custodian bank. If a majority of a Portfolio's outstanding voting securities (as defined in the 1940 Act) approve a new contract with the Adviser by the end of the 150-day period (commencing on the date of "assignment" (the "Assignment Date")), the amount in such escrow account (including interest earned) will be paid to the Adviser upon the date of such approval by each Portfolio. If a majority of the Fund's outstanding voting securities do not approve a contract with the Adviser by the end of such 150 day period, the Adviser will be paid, out of the escrow account, the lessor of: (i) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (ii) The total amount in the escrow account (plus interest earned).

With respect to the interim investment sub-advisory agreements to be entered into with each separate Sub-Adviser, if a majority of a specific Portfolio's outstanding voting securities (as defined in the 1940 Act) approve a new contract with the Sub-Adviser by the end of the 150-day period (commencing on the Assignment Date), the amount in the escrow account (including interest earned) will be paid to the

Adviser upon the date of such approval by each such Portfolio. If a majority of the Fund's outstanding voting securities do not approve a contract with the Sub-Adviser by the end of such 150 day period, the Adviser be paid, out of the escrow account, the lessor of: (i) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (ii) The total amount in the escrow account (plus interest earned).

As compensation for the services provided and expenses assumed by the Adviser under this Agreement, except for any additional services provided by the Adviser pursuant to Section 3 hereof, each Portfolio will place in escrow for the Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto. In the event that the assignment occurs before the end of a month, the compensation earned for the period of time before and including the Assignment Date will be paid to the Adviser, and the compensation earned after the Assignment Date will be deposited in escrow. The advisory fee is computed daily as a percentage of each portfolio's average daily net assets. The "average daily net assets" of a Portfolio shall mean the average of the values placed on the Portfolio's net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Portfolio is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolio lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Portfolio shall always be determined pursuant to the applicable provisions of the Fund's Articles of Incorporation, and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 5, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Portfolio's securities may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Portfolio has been so suspended for a period including any month and when the Adviser's compensation is payable at the end of such month, then such value shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month). If the Portfolio determines the value of the net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 5.

     6. BOOKS AND RECORDS. The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable law and regulations.

     7. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport


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

to protect the Adviser against any liability to the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

     8. SERVICES NOT EXCLUSIVE. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of the same security for a Portfolio, it is understood that in light of its fiduciary duty to the Portfolio, such transactions will be executed on a basis that is fair and equitable to the Portfolio. In connection with purchases or sales of portfolio securities for the account of a Portfolio, neither the Adviser nor any of its directors, officers, or employees shall act as principal or agent or receive any commission provided that portfolio transactions for a Portfolio may be executed through firms affiliated with the Adviser, in accordance with applicable legal requirements. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     9. DURATION AND TERMINATION. This Agreement shall commence on the date on which the Prior Investment Advisory Agreement is terminated by its assignment (the "Assignment Date") and continue until, the sooner of the date: (i) With respect to a portfolio, the date when a new investment advisory agreement is approved by the directors and a majority (as defined in the 1940 Act) of a Portfolio's outstanding voting securities (as defined in the 1940 Act); or (ii) One hundred and fifty (150) days from the Assignment Date. Once an individual Portfolio listed on Schedule A hereto receives approval from a majority of the outstanding voting securities as required by section (i) above, that individual Portfolio will be deemed to have terminated this Agreement and be governed by the new investment advisory agreement. Notwithstanding the foregoing, this Agreement may be terminated as to a Portfolio (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Portfolio's outstanding voting securities, upon ten (10) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act), but not including the assignment referenced in the first sentence of this section.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in


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

person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     11. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Fund.

     IN WITNESS WHEREFORE, the parties hereto have caused this Agreement to be executed by their officers designated below as of

THE PBHG FUNDS, INC.                        PILGRIM BAXTER & ASSOCIATES,
                                            LTD.



By:  /s/ Lee T. Cummings                    By:  /s/ Eric C. Schneider

Title:  CFO                                 Title:  CFO





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

                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

     Pursuant to Section 5 of this Agreement, each Portfolio shall place in escrow for the Adviser, at the end of each calendar month, compensation computed daily at an annual rate of the Portfolio's average daily net assets as follows:


The PBHG Funds, Inc.                                                        Fee

    PBHG Growth Fund (4/28/95)                                             0.85%
    PBHG Emerging Growth Fund (4/28/95)                                    0.85%
    PBHG International Fund (4/28/95)                                      1.00%
    PBHG Large Cap Growth Fund (4/28/95)                                   0.75%
    PBHG Select Equity Fund (4/28/95)                                      0.85%
    PBHG Cash Reserves Fund (4/28/95)                                      0.30%
    PBHG Technology & Communications Fund (4/28/95)                        0.85%
    PBHG Core Growth Fund (4/28/95)                                        0.85%
    PBHG Limited Fund (4/28/95)                                            1.00%
    PBHG Large Cap 20 Fund (4/28/95)                                       0.85%
    PBHG Large Cap Value Fund (4/28/95)                                    0.65%
    PBHG Mid-Cap Value Fund (4/l/97)                                       0.85%
    PBHG Strategic Small Company Fund (4/28/95)                            1.00%
    PBHG Small Cap Value Fund (4/l/97)                                     1.00%
    PBHG Focused Value Fund (12/4/98)                                      0.85%
    PBHG New Opportunities Fund (1/25/99)                                  1.00%
    PBHG Global Technology & Communications Fund (4/4/00)                  1.50%


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

                                   SCHEDULE B

                      INVESTMENT SUB-ADVISORY ARRANGEMENTS


Pilgrim Baxter Value Investors, Inc.

    PBHG Large Cap Value Fund
    PBHG Mid-Cap Value Fund
    PBHG Strategic Small Company Fund
    PBHG Small Cap Value Fund
    PBHG Focused Value Fund

Murray Johnstone

    PBHG International Fund

Wellington

    PBHG Cash Reserves Fund

                    INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this 21st day of September, by and among Pilgrim Baxter & Associates, Ltd. (the "Adviser"), Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser") and The PBHG Funds, Inc., a Maryland corporation (the "Company").

     WHEREAS, the Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, pursuant to the Interim Investment Advisory Agreement dated September 21, 2000 and Schedule A dated September 21, 2000 between the Adviser and the Company, the Adviser will act as investment adviser to the separate portfolios of the Company (the "Portfolios") specified in Schedule A;

     WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Portfolios, and the Sub-Adviser is willing to render such investment advisory services;

     WHEREAS, United Asset Management, Inc., the parent of both the Sub-Adviser and the Adviser, is about to be acquired by an affiliate of Old Mutual, plc in a transaction that will result in an assignment as that term is defined in the 1940 Act;

     WHEREAS, the Adviser's current investment advisory agreement and the Sub-Adviser's current investment sub-advisory agreements (the "Prior Investment Advisory Agreements") with the Company on behalf of the Portfolios will terminate upon their "assignment" as that term is defined under the 1940 Act;

     WHEREAS, the Adviser and the Sub-Adviser are willing to continue to furnish such services to the Portfolios under this interim investment sub-advisory agreement until a new investment advisory agreement and new investment sub-advisory agreement are approved by the directors of the Company and the shareholders of the Portfolios as required by Section 15 of the 1940 Act;

     WHEREAS, the Company, the Adviser and the Sub-Advisers desire to comply with the provisions of Rule 15a-4 including subsection (b) thereof under the 1940 Act; and

     WHEREAS, the directors of the Company, including a majority of those directors who are not interested persons of the Company, have found that the scope and quality of services to be provided to the Company under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Investment Advisory Agreements.

     NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Company's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolios and the composition of the Portfolios' investment portfolios, including the purchase, retention and disposition thereof, in accordance with the Portfolios' investment objectives, policies and restrictions as stated in such Portfolios' Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

     (1) The Sub-Adviser shall provide supervision of the Portfolios' investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolios, and what portion of the assets that be invested or held uninvested in cash.

     (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolios and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Portfolios' Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolios with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolios that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolios with brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-


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

Adviser, to the extent permitted by, applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios in question and to such other clients.

     (4) The Sub-Adviser shall maintain all books and records with respect to the Portfolios' portfolio transactions required by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

     (5) The Sub-Adviser shall provide the Portfolios' Custodian on each business day with information relating to all transactions concerning the Portfolios' assets and shall provide the Adviser with such information upon request of the Adviser.

     (6) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

     (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees. It is understood that the Sub-Adviser may obtain certain administrative services, including, without limitation, services relating to trade reconciliation and the production of client reports, from its parent company in carrying out its obligations under this Agreement.

     (c) The Sub-Adviser shall keep the Portfolios' books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolios required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolios and the Sub-Adviser will surrender promptly to a Portfolio any of such records upon that Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation, as filed with the Secretary of State of Maryland (such Articles of Incorporation as in effect on the date of this Agreement, and as amended from time to time, are herein called the "Articles of Incorporation");

          (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement, and as amended from time to time, are herein called the "ByLaws");

          (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and the Sub-Adviser and approving the form of this Agreement;

          (d) Registration Statements under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolios and shares of the Portfolios' beneficial shares, and all amendments thereto;

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

          (f) Prospectus of the Company.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolios, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate specified in Schedule A. This fee will be paid to the Sub-Adviser from the Adviser's advisory fee for such Portfolio. Such compensation will be held in interest-bearing escrow accounts for each Portfolio with the Fund's custodian bank, if a majority of a specific Portfolio's outstanding voting securities (as defined in the 1940 Act) approve a new contract with the Sub-Adviser by the end of the 150-day period (commencing on the Assignment Date), the amount in the escrow account (including interest earned) will be paid to the Adviser, and the Adviser will pay to the Sub-Adviser the fee specified in Schedule A, upon the date of such approval by each such Portfolio. If a majority of a Portfolio's outstanding voting securities do not approve a contract with the Sub-Adviser by the end of such 150 day period, the Sub-Adviser shall be paid, out of the escrow account, the lessor of: (i) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (ii) The total amount in the escrow account (plus interest earned).

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this

Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall commence on the date on which the Prior Investment Advisory Agreement is terminated by its assignment (the "Assignment Date") and continue until, the sooner of the date: (i) With respect to a Portfolio, the date when a new investment advisory agreement is approved by the directors and a majority (as defined in the 1940 Act) of a Portfolio's outstanding voting securities (as defined in the 1940 Act); or (ii) One hundred and fifty (150) days from the Assignment Date. Once an individual Portfolio listed on Schedule A hereto receives approval from a majority of the outstanding voting securities as required by section (i) above, that individual Portfolio will be deemed to have terminated this Agreement and be governed by the new investment advisory and sub-advisory agreements. Notwithstanding the foregoing, this Agreement may be terminated as to a Portfolio (a) at any time without penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Portfolio's outstanding voting securities, upon ten (10) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act), but not including the assignment referenced in the first sentence of this section and the Whereas clauses.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolios, the Company or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients 'in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the Majority of the outstanding voting securities of a Portfolio.

10. This Agreement shall be governed by the laws of the state of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together. constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                           To the Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                           To the Sub-Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                           To the Company or a Portfolio at:

                                    825 Duportail Road
                                    Wayne, PA 19087

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

PILGRIM BAXTER & ASSOCIATES, LTD.   THE PBHG FUNDS, INC.


By:  /s/ Eric C. Schneider                    By: /s/ Lee T. Cummings

Title: CFO                                    Title:  CFO



PILGRIM BAXTER VALUE INVESTORS, INC.

By:  /s/ Gary L. Pilgrim

Title: Director & President

                                   SCHEDULE A
                             SUB-ADVISED PORTFOLIOS


The PBHG Funds, Inc.                                             Fee

         PBHG Large Cap Value Fund                               0.40%
         PBHG Mid-Cap Value Fund                                 0.50%
         PBHG Strategic Small Company Fund                       0.30%
         PBHG Small Cap Value Fund                               0.65%
         PBHG Focused Value Fund                                 0.85%

                    INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this 21st day of September, by and among Pilgrim Baxter & Associates, Ltd. (the "Adviser"), Murray Johnstone International Limited, (the "Sub-Adviser") and The PBHG Funds, Inc., a Maryland corporation (the "Company").

     WHEREAS, the Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, pursuant to the Interim Investment Advisory Agreement dated September 21, 2000 and Schedule A dated September 21, 2000 between the Adviser and the Company, the Adviser will act as investment adviser to the PBHG International Fund (the "Fund"), a separate portfolio of the Company;

     WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services;

     WHEREAS, United Asset Management, Inc., the parent of both the Sub-Adviser and the Adviser, is about to be acquired by an affiliate of Old Mutual, plc in a transaction that will result in an assignment as that term is defined in the 1940 Act;

     WHEREAS, the Adviser's current investment advisory agreement and the Sub-Adviser's current investment sub-advisory agreements (the "Prior Investment Advisory Agreements") with the Company on behalf of the Fund will terminate upon their "assignment" as that term is defined under the 1940 Act;

     WHEREAS, the Adviser and the Sub-Advisers are willing to continue to furnish such services to the Fund under this interim investment sub-advisory agreements until a new investment advisory agreement and new investment sub-advisory agreement are approved by the directors of the Company and the shareholders of the Fund as required by Section 15 of the 1940 Act;

     WHEREAS, the Company, the Adviser and the Sub-Advisers desire to comply with the provisions of Rule 15a-4 including subsection (b) thereof under the 1940 Act; and

     WHEREAS, the directors of the Company, including a majority of those directors who are not interested persons of the Company, have found that the scope and quality of services to be provided to the Company under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Investment Advisory Agreements.

              NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Company's Board of Directors, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in such Fund's Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

     (1) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets that be invested or held uninvested in cash.

     (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Fund with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by, applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund in question and to such other clients.

     (4) The Sub-Adviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

     (5) The Sub-Adviser shall provide the Fund's ' Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such information upon request of the Adviser.

     (6) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

     (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees. It is understood that the Sub-Adviser may obtain certain administrative services, including, without limitation, services relating to trade reconciliation and the production of client reports, from its parent company in carrying out its obligations under this Agreement.

     (c) The Sub-Adviser shall keep the Fund's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon that Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation, as filed with the Secretary of State of Maryland (such Articles of Incorporation as in effect on the date of this Agreement, and as amended from time to time, are herein called the "Articles of Incorporation");

          (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement, and as amended from time to time, are herein called the "ByLaws");

          (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and the Sub-Adviser and approving the form of this Agreement;

          (d) Registration Statements under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto;

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

          (f) Prospectus of the Company.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolio, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to 0.50% of the Portfolio's average daily net assets. This fee will be paid to the Sub-Adviser from the Adviser's advisory fee for such Portfolio. Such compensation will be held in interest-bearing escrow accounts for each Portfolio with the Fund's custodian bank, if a majority of a specific Portfolio's outstanding voting securities (as defined in the 1940
Act) approve a new contract with the Sub-Adviser by the end of the 150-day period (commencing on the Assignment Date), the amount in the escrow account (including interest earned) will be paid to the Adviser, and the Adviser will pay to the Sub-Adviser the fee specified in Schedule A, upon the date of such approval by each such Portfolio. If a majority of a Portfolio's outstanding voting securities do not approve a contract with the Sub-Adviser by the end of such 150 day period, the Sub-Adviser shall be paid, out of the escrow account, the lessor of: (i) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (ii) The total amount in the escrow account (plus interest earned).

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall commence on the date on which the Prior Investment Advisory Agreement is terminated by its assignment (the "Assignment Date") and continue until, the sooner of the date: (i) With respect to a Portfolio, the date when a new investment advisory agreement is approved by the directors and a majority (as defined in the 1940 Act) of a Portfolio's outstanding voting securities (as defined in the 1940 Act); or (ii) One hundred and fifty (150) days from the Assignment Date. Once an individual Portfolio listed on Schedule A hereto receives approval from a majority of the outstanding voting securities as required by section (i) above, that individual Portfolio will be deemed to have terminated this Agreement and be governed by the new investment advisory and sub-advisory agreements. Notwithstanding the foregoing, this Agreement may be terminated as to a Portfolio (a) at any time without penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Portfolio's outstanding voting securities, upon ten (10) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act), but not including the assignment referenced in the first sentence of this section and the Whereas clauses.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, the Company or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the

Sub-Adviser or its clients 'in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the Majority of the outstanding voting securities of a Portfolio.

10. This Agreement shall be governed by the laws of the state of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together. constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                           To the Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                           To the Sub-Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                           To the Company or a Portfolio at:

                                    825 Duportail Road
                                    Wayne, PA 19087

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

PILGRIM BAXTER & ASSOCIATES, LTD.   THE PBHG FUNDS, INC.


By:  /s/ Eric C. Schneider                           By: /s/ Lee T. Cummings

Title: CFO                                           Title:  CFO



MURRAY JOHNSTONE INTERNATIONAL LIMITED.

By:  /s/ Andrew Preston

Title: Director

                    INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this 21st day of September, by and among Pilgrim Baxter & Associates, Ltd. (the "Adviser"), Wellington Management Company, LLP, (the "Sub-Adviser") and The PBHG Funds, Inc., a Maryland corporation (the "Company").

     WHEREAS, the Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, pursuant to the Interim Investment Advisory Agreement dated September 21, 2000 between the Adviser and the Company, the Adviser will act as investment adviser to the PBHG Cash Reserves Fund (the "Fund"), a separate portfolio of the Company;

     WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services;

     WHEREAS, United Asset Management, Inc., the parent of the Adviser, is about to be acquired by an affiliate of Old Mutual, plc in a transaction that will result in an assignment as that term is defined in the 1940 Act;

     WHEREAS, the Adviser's current investment advisory agreement and the Sub-Adviser's current investment sub-advisory agreements (the "Prior Investment Advisory Agreements") with the Company on behalf of the Fund will terminate upon their "assignment" as that term is defined under the 1940 Act;

     WHEREAS, the Adviser and the Sub-Advisers are willing to continue to furnish such services to the Fund under this interim investment sub-advisory agreements until a new investment advisory agreement and new investment sub-advisory agreement are approved by the directors of the Company and the shareholders of the Fund as required by Section 15 of the 1940 Act;

     WHEREAS, the Company, the Adviser and the Sub-Advisers desire to comply with the provisions of Rule 15a-4 including subsection (b) thereof under the 1940 Act; and

     WHEREAS, the directors of the Company, including a majority of those directors who are not interested persons of the Company, have found that the scope and quality of services to be provided to the Company under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Investment Advisory Agreements.

     NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Company's Board of Directors, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in such Fund's Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

     (1) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets that be invested or held uninvested in cash.

     (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Fund with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by, applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund in question and to such other clients.

     (4) The Sub-Adviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

     (5) The Sub-Adviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such information upon request of the Adviser.

     (6) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

     (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees.

     (c) The Sub-Adviser shall keep the Fund's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon that Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Interim Investment Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation of the Company, as filed with the Secretary of State of Maryland (such Articles of Incorporation as in effect on the date of this Agreement, and as amended from time to time, are herein called the "Articles of Incorporation");

          (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement, and as amended from time to time, are herein called the "ByLaws");

          (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Adviser and the Sub-Adviser with respect to the Fund, and approving the form of this Agreement;

          (d) Registration Statements under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto;

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

          (f) Prospectus of the Company.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Fund, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee at an annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. This fee will be paid to the Sub-Adviser by the Adviser. Such compensation will be held in an interest-bearing escrow account for the Fund with the Fund's custodian bank. If a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) approve a new investment sub-advisory contract with the Sub-Adviser by the end of the 150-day period (commencing on the Assignment Date), the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser. If a majority of the Fund's outstanding voting securities do not approve a new investment sub-advisory contract with the Sub-Adviser by the end of such 150 day period, the Sub-Adviser shall be paid, out of the escrow account, the lesser of: (i) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or
(ii) The total amount in the escrow account (plus interest earned).

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall commence on the date on which the Prior Investment Advisory Agreement is terminated by its assignment (the "Assignment Date") and continue until, the sooner of the date: (i) With respect to the Fund, the date when new investment advisory and sub-advisory agreements are approved by the directors and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act); or (ii) One hundred and fifty
(150) days from the Assignment Date. Once the Fund receives approval from a majority of the outstanding voting securities as required by section (i) above, the Fund will be deemed to have terminated this Agreement and be governed by the new investment advisory and sub-advisory agreements. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund (a) at any time without penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon ten
(10) days' written notice to the other parties; (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the other parties; or
(c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act), but not including the assignment referenced in the first sentence of this section and the Whereas clauses.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, the Company or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Fund.

10. This Agreement shall be governed by the laws of the state of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                           To the Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                           To the Sub-Adviser at:

                                    75 State Street
                                    Boston, MA 02109
                                    Attn:   Regulatory Affairs

                           To the Company or the Fund at:

                                    825 Duportail Road
                                    Wayne, PA 19087

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

PILGRIM BAXTER & ASSOCIATES, LTD.   THE PBHG FUNDS, INC.


By:  /s/ Eric C. Schneider                           By: /s/ Lee T. Cummings

Title: CFO                                           Title:  CFO



WELLINGTON MANAGEMENT COMPANY, LLP.

By:  /s/ Duncan M. McFarland

Title: President & CEO

                                ESCROW AGREEMENT


     This ESCROW AGREEMENT dated this 21st day of September, 2000, is by and among THE PBHG FUNDS, INC., a Maryland corporation (the "Company"), PILGRIM BAXTER & ASSOCIATES, LTD., a Delaware corporation (the "Adviser"), and FIRST UNION NATIONAL BANK (the "Escrow Agent").

                                    RECITALS:

     WHEREAS, pursuant to an Interim Investment Advisory Agreement, dated the date hereof, among the Company and the Adviser (the "Interim Agreement"), the Adviser has been appointed by the Company to provide investment advice pursuant to the terms of the Interim Agreement. Except as provided herein, capitalized terms used but not defined herein have the meanings given to such terms in the Interim Agreement; and

     WHEREAS, in accordance with Section 5 of the Interim Agreement, compensation for the Adviser's services will be deposited in an interest-bearing escrow account at the end of each month by each of the series of the Company (each a "Portfolio"); and

     WHEREAS, Company, Adviser and the Escrow Agent now wish to provide for the appointment of an escrow agent to hold the escrowed funds, and to set forth the terms and conditions under which the funds held in escrow shall be disbursed;

                                   AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Appointment of Escrow Agent. The Company, on behalf of itself and each of its separate Portfolios, and the Adviser hereby appoint the Escrow Agent as the escrow agent under this Escrow Agreement and the Escrow Agent hereby accepts such appointment and agrees to hold and deposit all of the funds deposited into escrow with it pursuant to the Interim Agreement in accordance with the terms hereof, and to perform its other duties hereunder.

     2. Establishment of Escrow Funds. The Company, on behalf of each Portfolio, will deliver, as provided in Section 5 of the Interim Agreement, the Adviser's compensation to the Escrow Agent. The Escrow Agent will maintain a separate escrow account for each Portfolio (including such sub-accounts as may be necessary for compensation payable by the Adviser to any investment sub-advisers (the "Sub-Advisers") for specific Portfolios). Upon receipt of a deposit from the Company on behalf of a Portfolio, the Escrow Agent shall provide written confirmation to the Company and the Adviser that such sum has been deposited with it. The Adviser's compensation for a Portfolio held in escrow by the Escrow Agent hereunder, together with all interest thereon, herein is referred to as an "Escrow Fund," and collectively as "Escrow Funds."

     3. Duty to Invest Escrow Funds. All Escrow Funds must be invested into overnight repurchase agreements meeting the requirements of SEC Rule 2a-7, or in other money market instruments as agreed to in writing by all of the parties.

     4. Income on an Escrow Fund. All income earned on an Escrow Fund shall be added to the Escrow Fund and distributed in accordance with the terms hereof.

     5. Delivery of Escrow Fund by Escrow Agent.

          (a) If a majority of a Portfolio's outstanding voting securities approve a New Investment Advisory Agreement and/or a New Investment Sub-Advisory Agreement with the Adviser and/or the respective Sub-Adviser within 150 days after the Assignment Date, the amount in the escrow account (including interest earned) which has been deposited by the Company on behalf of said Portfolio will be paid to the Adviser upon the date of such approval by said Portfolio.

          (b) If a majority of a Portfolio's outstanding voting securities do not approve a contract with the Adviser and/or the respective Sub-Adviser, the Adviser will be paid, out of the escrow account, the lessor of: (i) any costs incurred by the Adviser and/or respective Sub-Adviser in performing the services under the Interim Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). The Company shall be reimbursed the remainder amount.

          (c) The Escrow Agent shall release the Escrowed Funds as instructed by a writing signed by both the Company and the Adviser which instruction certified that an event in either (a) or (b) of this section has occurred, and if (b) shall have occurred, such instruction shall certify the amounts to be paid under such subsection (b).

     6. Suspension of Performance; Disbursement Into Court. If, at any time, there shall exist any dispute between the Company and the Adviser with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or the Escrow Agent's proper actions with respect to its obligations hereunder, or if a successor Escrow Agent has not been appointed within 30 days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 7 hereof, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

          (a) suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided however, that Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 3 hereof; and/or

          (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

The Escrow Agent shall have no liability to the Company, the Adviser, their respective shareholders or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

     7. Resignation and Removal of Escrow Agent. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Company and the Adviser, or may be removed, with or without cause, by the Company and the Adviser acting jointly by furnishing written notice to the Escrow Agent, at any time by the giving of ten
(10) days' prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein. Upon any such notice of resignation or removal, the Company and the Adviser jointly shall appoint a successor Escrow Agent hereunder, which shall be a bank. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

     8. Liability of Escrow Agent.

          (a) The duties of the Escrow Agent hereunder are entirely administrative and not discretionary. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no further duties or responsibilities shall be implied. The Escrow Agent is obligated to act only in accordance with written instructions received by it as provided in this Escrow Agreement, is authorized hereby to comply with any orders, judgments or decrees of any court or arbitration panel and shall not incur any liability as a result of its compliance with such instructions, orders, judgments or decrees.

          (b) The Escrow Agent may rely and shall be protected in acting upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the persons or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such instrument.

          (c) The Company and the Adviser hereby waive any suit, claim, demand or cause of action of any kind which either one or both may now or hereafter have to assert against the Escrow Agent arising out of or relating to the execution or performance by the Escrow Agent of this Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the willful misappropriation of funds by the Escrow Agent or unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence was the primary cause of a loss to the Company or the Adviser.

          (d) The Escrow Agent shall have no duty to solicit any payments that may be due to it hereunder. The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for or written instructions given by the Company and the Adviser. In the administration of this Escrow Agreement and the Escrow Fund hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

     9. Indemnification of Escrow Agent. The Company and the Adviser, jointly and severally, hereby indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (the "Indemnitees") against any and all actions, claims, losses, damages, liabilities, fines, penalties, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses and the reasonable allocated costs and expenses of in-house counsel) ("Losses") incurred by or asserted against any of them from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, proceeding or investigation by any person, including without limitation the Company or the Adviser, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, or common law or equitable cause or otherwise arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transaction contemplated herein; except for any such Losses arising from any liability resulting solely from the gross negligence or willful misconduct of the party claiming indemnification or from a breach of this Escrow Agreement by the Escrow Agent. In addition to and not in limitation of the immediately preceding sentence, the Company and the Adviser, jointly and severally, also hereby indemnify and hold harmless the Indemnitees and each of them from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them for following any instruction or other direction upon which the Escrow Agent is authorized to rely pursuant to the terms of this Escrow Agreement. The provisions of this
Section 9 shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent for any reason. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of such loss or damage and regardless of the form of action.

     10. Fees and Expenses of Escrow Agent. The Company and the Adviser shall compensate the Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this section shall be payable by the Company and the Adviser, jointly and severally, upon demand by the Escrow Agent. The obligations of the Company and the Adviser under this section shall survive any termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

     The Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which the Escrow Agent or the Indemnitees are entitled to seek indemnification pursuant to Section 9 hereof.) The Escrow Agent shall notify the Company and the Adviser of any disbursement from the Escrow Funds to itself or the Indemnitees in respect of any compensation or reimbursement hereunder and shall furnish to the Company and the Adviser copies of all related invoices and other statements. The Company and the Adviser hereby grant to the Escrow Agent and the Indemnitees a security interest in and lien upon the Escrow Funds and all funds therein to secure all obligations hereunder to the Escrow Agent and the Indemnitees, and the Escrow Agent and the Indemnities shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds. If for any reason funds in the Escrow Funds are insufficient to cover such compensation and reimbursement, the Company and the Adviser shall promptly pay such amounts to the Escrow Agent or the Indemnitees upon receipt of an itemized invoice.

     11. Notices. Any notice required or permitted hereunder shall be in writing and shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

              (a)      If to Company:

                       The PBHG Funds, Inc.
                       825 Duportail Road
                       Wayne, PA 19087
                       Attn: Lee Cummings
                       Facsimile: (610) 722-5843

                       With a copy to:

                       Ballard Spahr Andrews & Ingersoll, LLP
                       1735 Market Street, 51st Floor
                       Philadelphia, PA 19103
                       Attn: William H. Rheiner, Esq.
                       Facsimile: (215) 864-8999

              (b)      If to Adviser:

                       Pilgrim Baxter & Associates, Ltd.
                       825 Duportail Road
                       Wayne, PA 19087
                       Attn: John M. Zerr, Esq.
                       Facsimile: (610) 722-5846

                       With a copy to:

                       Ballard Spahr Andrews & Ingersoll, LLP
                       1735 Market Street, 51st Floor
                       Philadelphia, PA 19103
                       Attn: William H. Rheiner, Esq.
                       Facsimile: (215) 864-8999

              (c)      If to the Escrow Agent:

                       First Union National Bank, as Escrow Agent
                       123 South Broad Street, PA-1249
                       Corporate Trust Administration, 11th Floor
                       Philadelphia, PA 19109
                       Attn: _______________
                       Facsimile: (215) 985-7290

                       With a copy to:

                       the Adviser, at the addresses set forth above, if the notice is from the Company

                       or

                       the Company, at the address set forth above, if the notice is from the Adviser

Any party may send any notice required or permitted hereunder to the intended recipient at the address set forth above using any other means of communication (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices required or permitted hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     12. Miscellaneous. This Escrow Agreement and the Interim Agreement set forth the entire understanding of the parties with respect to the subject matter hereof. All of the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     13. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

     14. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the Commonwealth of Pennsylvania shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of the General Court of the Commonwealth of Pennsylvania shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

     15. Amendments. No amendment to any provision of this Escrow Agreement shall be valid unless it is in writing and signed by the Company, the Adviser and the Escrow Agent.

     16. Counterparts. This Escrow Agreement may be signed in counterparts, each of which shall be an original and all of which shall constitute one instrument.

     17. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Section 5, or the disbursements of all amounts in the Escrow Funds into court pursuant to Section 6 hereof, this Escrow Agreement shall terminate and the Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow funds.



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

     18. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Company or the Adviser and become pecuniarily interested in any transaction in which the Company or the Adviser may be interested, and contract and lend money to the Company or the Adviser and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Company or the Adviser or for any other entity.



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

     IN WITNESS WHEREOF, this Escrow Agreement has been executed as of the date and year first above written.


                                   THE PBHG FUNDS, INC.

                                   By: /s/ Lee T. Cummings
                                   Name: Lee T. Cummings
                                   Title: CFO


                                   PILGRIM BAXTER & ASSOCIATES, LTD.

                                   By: /s/ Eric C. Schneider
                                   Name: Eric C. Schneider
                                   Title: CFO


                                   FIRST UNION NATIONAL BANK

                                   By: /s/ David C. Leondi
                                   Name: David C. Leondi
                                   Title: Vice President


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


                                   SCHEDULE A

                          Fees Payable to Escrow Agent




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